EXHIBIT 99.01
Item 1. BUSINESS
(Dollar Amounts In Millions, Unless Otherwise Stated)
General
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “the Company”, “we” or “our”), is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), an insurance and financial services company. HLIC is among the largest providers of insurance and investment products in the United States. The Company also assumes fixed annuity products and living and death benefit riders on variable annuities from The Hartford’s Japan operations and also cedes insurance risks to affiliates and third party reinsurance companies. At December 31, 2009, total assets and total stockholder’s equity were $221.3 billion and $6.2 billion, respectively.
Reporting Segments
The Company is organized into four reporting segments: Global Annuity, Life Insurance, Retirement Plans and Mutual Funds. The Company’s Other category includes: assumed and ceded reinsurance of death and living benefits from The Hartford’s Japan operations; its leveraged private placement life insurance (“PPLI”) product line of business; corporate items not directly allocated to any of its reporting segments; certain direct group life and group disability insurance that is ceded to an affiliate; as well as certain fee income and commission expense associated with sales of non-proprietary products by broker-dealer subsidiaries.
For disclosures on revenues, net income and assets for each reporting segment, see Note 2 of the Notes to Consolidated Financial Statements.
Principal Products
The Company provides investment products for approximately 7 million customers and life insurance products for approximately 730,000 customers. The Company’s principal products are as follows:
Global Annuity provides fixed annuities and individual variable annuities with living and death benefit guarantees, as well as institutional annuities, longevity assurance, income annuities, institutional mutual funds and stable value investment products. In October 2009, the Company launched a new variable annuity product, offered in the United States only, designed to meet customer needs for growth and income within the risk tolerances of The Hartford which is replacing its guaranteed minimum withdrawal benefit product. Investments, retirement savings and other insurance and savings products are provided to individuals and groups outside the United States through the Company’s European operations. During the second quarter of 2009, the Company suspended all new sales in the European operations. The Company’s European subsidiary is currently completing the restructuring of its operations to maximize profitability and capital efficiency while continuing to focus on risk management and maintaining appropriate service levels for in-force policies. Additionally, in the fourth quarter of 2009, the Company completed a strategic review of certain institutional businesses and decided to exit several businesses that were determined to be outside of the Company’s core business model. The Company will continue to service existing business written with institutional customers in the form of structured settlements, guaranteed investment products and annuities, but has decided to not actively market those types of contracts. Certain guaranteed investment products may be offered on a selective basis.
Life Insurance provides variable universal life, universal life, interest sensitive whole life, term life and variable PPLI products to affluent, emerging affluent and business life insurance clients The private placement life insurance industry (including the corporate-owned and bank-owned life insurance markets) has experienced a slowdown in sales due to, among other things, limited availability of stable value wrap providers. As a result of the fourth quarter of 2009 strategic review, going forward, variable PPLI will continue to be managed for growth. We believe that the Company’s current variable PPLI assets will experience high persistency, but our ability to grow this business in the future will be affected by near term market and industry challenges.
Retirement Plans provides retirement products and services including asset management and plan administration to small and medium-size corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (“401(k)”), as well as asset management and plan administration to municipalities and not-for-profit organizations pursuant to Section 457 and 403(b) of the Internal Revenue Code of 1986, as amended (“457 and 403(b)”). In 2008, Retirement Plans completed three acquisitions. These three acquisitions were not accretive to 2008 net income. Furthermore, return on assets was lower for Retirement Plans overall in 2009 reflecting, in part, a full year of the new business mix represented by the acquisitions, which includes larger, more institutionally priced plans, predominantly executed on a mutual fund platform, and the cost of maintaining multiple technology platforms during the integration period.
Mutual Funds include retail mutual funds offered to investors as a means to supplement their retirement savings and 529 plans offered to investors who are interested in a tax advantaged savings plan to aide with tuition funding.

Distribution
Global Annuity’s distribution network includes national and regional broker-dealer organizations, banks and other financial institutions and independent financial advisors. The Company periodically negotiates provisions and terms of its relationships with unaffiliated parties, and there can be no assurance that such terms will remain acceptable to the Company or such third parties. The Company’s primary wholesaler of its individual annuities is Hartford Life Distributors, LLC, and its affiliate, PLANCO, LLC (collectively “HLD”) which are indirect wholly-owned subsidiaries of Hartford Life, Inc. HLD provides sales support to registered representatives, financial planners and broker-dealers at brokerage firms and banks across the United States. As part of the Company’s assessment of its opportunities in the variable annuity marketplace, it significantly scaled back its HLD operations in 2009.
Life Insurance’s distribution network includes national and regional broker-dealer organizations, banks, independent agents, independent life and property-casualty agents, and Woodbury Financial Services, an indirect, wholly-owned subsidiary retail broker-dealer. To wholesale Life Insurance’s products, the Company has a group of highly qualified life insurance professionals with specialized training in sophisticated life insurance sales. Additionally, PPLI’s distribution network includes: specialized brokers with expertise in the large case market; financial advisors that work with individual investors; investment banking and wealth management specialists; benefits consulting firms; investment consulting firms employed by retirement plan sponsors; and The Hartford employees.
Retirement Plans distribution network includes Company employees with extensive experience selling its products and services through national and regional broker-dealer firms, banks and other financial institutions.
Mutual Funds utilizes HLD as a wholesaler of retail mutual funds and 529 plans.
Competition
Global Annuity competes with numerous other insurance companies, as well as certain banks, securities brokerage firms, independent financial advisors and other financial intermediaries marketing annuities, mutual funds and other retirement-oriented products. Product sales are affected by competitive factors such as investment performance ratings, product design, visibility in the marketplace, financial strength ratings, distribution capabilities, levels of charges and credited rates, reputation and customer service. Global Annuity’s U.S. annuity deposits continue to decline resulting from the recent equity market volatility. Many competitors have responded to the recent equity market volatility by increasing the price of their living benefit products and changing the level of the guarantee offered. Management believes that the most significant industry de-risking changes have occurred. In the first six months of 2009, the Company increased fees on in-force variable annuity guarantees in order to address the risks and costs associated with variable annuity benefit features. The Company continues to explore other risk limiting techniques including product design, hedging and reinsurance. As part of the Company’s de-risking initiative, the Company is transitioning to a new variable annuity product designed to meet customers future income needs within the risk tolerances of the Company. For products offered to institutional clients, Global Annuity also competes with asset managers who provide investment and risk management solutions. Product sales are often affected by competitive factors such as investment performance, company credit ratings, perceived financial strength, product design, marketplace visibility, distribution capabilities, fees, credited rates, and customer service. In 2009, ratings agency downgrades, as well as changes in the Company’s strategic business model, limited sales to institutional customers and resulted in the Company exiting certain markets. For institutional mutual funds, the variety of available funds, fee levels, and fund performance are most important to plan sponsors and investment consultants. Competitors tend to be the major mutual fund companies, insurance companies, and asset managers.
Life Insurance competes with approximately 1,000 life insurance companies in the United States, as well as other financial intermediaries marketing insurance products. Product sales are affected primarily by the breadth and quality of life insurance products, pricing, relationships with third-party distributors, effectiveness of wholesaling support, pricing and availability of reinsurance, and the quality of underwriting and customer service. The individual life industry continues to see a distribution shift away from the traditional life insurance sales agents to the consultative financial advisor as the place people go to buy their life insurance. Life Insurance’s regional sales office system is a differentiator in the market and allows it to compete effectively across multiple distribution outlets. For PPLI, competition in the large case market comes from other insurance carriers and from specialized agents with expertise in the benefit funding marketplace. Price is a major consideration, but there are other factors such as investment offerings and services. For high net worth programs, the competition is often from investment banking firms allied with other insurance carriers.
For the 457 and 403(b), as well as the 401(k) markets, which offer mutual funds wrapped in a variable annuity, variable funding agreement, or mutual fund retirement program, the variety of available funds and their performance is most important to plan sponsors. The competitors tend to be the major mutual fund companies. The past few years have seen consolidation among industry providers seeking to increase scale, improve cost efficiencies, and enter new market segments. The consolidation of providers is expected to continue as smaller providers exit the market.

Mutual Funds competes with other mutual fund companies and differentiates themselves through product solutions, performance, expenses, wholesaling and service. In this non-proprietary broker sold market, the Company and its competitors compete aggressively for net sales. Success will be driven by diversifying net sales across the mutual fund platform, delivering superior investment performance and creating new investment solutions for current and future mutual fund shareholders.
Reserves
The Company’s insurance subsidiaries establish and carry as liabilities, predominantly, five types of reserves: (1) a liability equal to the balance that accrues to the benefit of the policyholder as of the financial statement date, otherwise known as the account value, (2) a liability for unpaid losses, including those that have been incurred but not yet reported, (3) a liability for future policy benefits, representing the present value of future benefits to be paid to or on behalf of policyholders less the present value of future net premiums, (4) fair value reserves for living benefits embedded derivative guarantees; and (5) death and living benefit reserves which are computed based on a percentage of revenues less actual claim costs. The liabilities for unpaid losses and future policy benefits are calculated based on actuarially recognized methods using morbidity and mortality tables, which are modified to reflect the Company’s actual experience when appropriate. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Future policy benefit reserves are computed at amounts that, with additions from estimated net premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s disability or death. Other insurance liabilities include those for unearned premiums and benefits in excess of account value. Reserves for assumed reinsurance are computed in a manner that is comparable to direct insurance reserves.
Ceded Reinsurance
The Company cedes insurance risk to reinsurance companies. Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts, the financial condition of its reinsurers and monitors concentrations of credit risk. The Company’s monitoring procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where possible, and regularly monitoring the financial condition and ratings of its reinsurers. Reinsurance accounting is followed for ceded transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). The Company cedes certain insurance risks to various affiliate entities to enable the Company to manage capital and risk exposure. For further discussion of reinsurance, see Note 5 and Note 16 of the Notes to Consolidated Financial Statements. If the ceded transactions do not provide risk transfer, the Company accounts for these transactions as financing transactions.
Investment Operations
The investment portfolios of the Company are managed by Hartford Investment Management Company (“HIMCO”), a wholly-owned subsidiary of The Hartford. HIMCO manages the portfolios to maximize economic value, while attempting to generate the income necessary to support the Company’s various product obligations, within internally established objectives, guidelines and risk tolerances. The portfolio objectives and guidelines are developed based upon the asset/liability profile, including duration, convexity and other characteristics within specified risk tolerances. The risk tolerances considered include, for example, asset and credit issuer allocation limits, maximum portfolio below investment grade holdings and foreign currency exposure. The Company attempts to minimize adverse impacts to the portfolio and the Company’s results of operations from changes in economic conditions through asset allocation limits, asset/liability duration matching and through the use of derivatives. For further discussion of HIMCO’s portfolio management approach, see the Investment Credit Risk section of the MD&A.
Regulation and Premium Rates
Insurance companies are subject to comprehensive and detailed regulation and supervision throughout the United States. The extent of such regulation varies, but generally has its source in statutes which delegate regulatory, supervisory and administrative powers to state insurance departments. Such powers relate to, among other things, the standards of solvency that must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; establishing premium rates; claim handling and trade practices; restrictions on the size of risks which may be insured under a single policy; deposits of securities for the benefit of policyholders; approval of policy forms; periodic examinations of the affairs of companies; annual and other reports required to be filed on the financial condition of companies or for other purposes; fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values; and the adequacy of reserves and other necessary provisions for unearned premiums, unpaid losses and loss adjustment expenses and other liabilities, both reported and unreported.
Most states have enacted legislation that regulates insurance holding company systems such as Hartford Life. This legislation provides that each insurance company in the system is required to register with the insurance department of its state of domicile and furnish information concerning the operations of companies within the holding company system that may materially affect the operations, management or financial condition of the insurers within the system. All transactions within a holding company system affecting insurers must be fair and equitable. Notice to the insurance departments is required prior to the consummation of transactions affecting the ownership or control of an insurer and of certain material transactions between an insurer and any entity in its holding company system. In addition, certain of such transactions cannot be consummated without the applicable insurance department’s prior approval. In the jurisdictions in which the Company’s insurance company subsidiaries are domiciled, the acquisition of more than 10% of The Hartford’s outstanding common stock would require the acquiring party to make various regulatory filings.

The extent of insurance regulation on business outside the United States varies significantly among the countries in which the Company operates. Some countries have minimal regulatory requirements, while others regulate insurers extensively. Foreign insurers in certain countries are faced with greater restrictions than domestic competitors domiciled in that particular jurisdiction. The Company’s international operations are comprised of insurers licensed in their respective countries.
Intellectual Property
We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property.
We have a worldwide trademark portfolio that we consider important in the marketing of our products and services, including, among others, the trademarks of The Hartford name, the Stag Logo and the combination of these two marks. The duration of trademark registrations varies from country to country and may be renewed indefinitely subject to country-specific use and registration requirements. We regard our trademarks as extremely valuable assets in marketing our products and services and vigorously seek to protect them against infringement.

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